UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2020

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-174287	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010A Harbison Dr., #312, Vacaville, CA 95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   707-291-6198

______________________________________________________

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 2.01	Completion of Acquisition or Disposition of Assets

Effective March 31, 2020 Magellan Gold Corporation, a Nevada corporation (the “Company”) entered into an Agreement to Accept Collateral in Full Satisfaction of Obligations (the “Agreement”) with certain holders of Promissory Notes (the “Lenders”) due December 31, 2019 (the “Notes”) in the aggregate principal amount of $1.05 million. The Company is indebted under the Notes to the Lenders and the Company’s obligations to the Lenders are secured by a Stock Pledge and Security Agreement covering 100 shares of common stock of Magellan Acquisition Corporation and one (1) share of Minerales Vane 2 S.A. de CV (“MV2”) (the “Collateral”) held under a Collateral Agent Agreement. Magellan Acquisition Corp. and MV2 own the SDA Mill and El Dorado prospect in Nayarit, Mexico. The Notes matured on December 31, 2019 an remain unpaid and in default. The Lenders have accelerated the Company’s indebtedness. Pursuant to terms set forth in the Agreement, the Lenders have agreed to accept the Collateral in full satisfaction of the Notes and unconditionally and irrevocably waive any entitlement or right to receive payment of (i) the initial 10% Financing Fee included in the principal amount of the Notes, (ii) the 5% Rollover Fee agreed to in an Allonge and Modification Agreement. The effective date of the Agreement was March 31, 2020. A copy of the Agreement is filed herewith as Exhibit 10.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	None

(b)	Pro Forma Financial Information

On March 31, 2020, the debt associated with the purchase of the MV2 and MVO assets was in default. As a result, the debt holders entered into an agreement with the Company settle the outstanding liabilities in exchange for all the shares of MAC which owns all of MV2 and MVO. The table below shows the settlement of the assets and liabilities currently held by MAC, MV2, MVO and the corresponding debt and accrued interest of Magellan that will be settled.

The following schedule contains unaudited pro-forma consolidated results of operations for the year ended December 31, 2018 and the nine months ending September 30, 2019 and a consolidated balance sheet as of September 31, 2019 as if the control of MAC, MVO and MV2 transferred to the debt holders on January 1, 2018. The unaudited pro forma results of operations are presented for informational purposes only and are not indicative of the results of operations that would have been achieved if the acquisitions had taken place on those dates, or of results that may occur in the future. The unaudited pro forma results reflect adjustments related to the revenue, cost of sales, exploration costs, general and administrative expenses and foreign currency exchange related to the MAC, MVO and MV2 operations.

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Magellan Gold Corp.

Pro Forma Balance Sheet

As of September 30, 2019

(Unaudited)

	Magellan Gold Corp	Pro Forma Adjustments	Pro Forma

ASSETS

Current assets:
Cash	$7,527	$6,130	$1,397
Prepaid expenses and other current assets	40,659	34,409	6,250
Total current assets	48,186	40,539	7,647

Mineral rights, net of impairment	97,182	97,182	–

Property and equipment, net	960,747	960,747	–

Other assets:
Prepaid expenses and other assets	367,090	367,090	–

Total assets	$1,473,205	$1,465,558	$7,647

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
Accounts payable	$557,411	$332,039	$225,372
Accrued liabilities	377,027	137,519	239,508
Notes payable - related parties, net	937,525	937,525	–
Note payable, net	113,779	113,779	–
Convertible note payable	217,773	–	217,773
Accrued interest - related parties	5,869	5,117	752
Accrued interest	37,698	20,466	17,232
Advances payable, related party	66,377	–	66,377
Advances payable, third party	42,500	–	42,500
Total current liabilities	2,355,959	1,546,445	809,514

Long-term liabilities:
Other long term liabilities	5,176	5,176	–
Asset retirement obligation	115,540	115,540	–
Total other liabilities	120,716	120,716	–

Total liabilities	2,476,675	1,667,161	809,514

SHAREHOLDERS' DEFICIT
Preferred shares	2,422,690	–	2,422,690
Common shares	3,599	–	3,599
Additional paid in capital	7,996,095	(82,325)	8,078,420
Accumulated other comprehensive loss	(119,278)	(119,278)	–
Accumulated deficit	(11,306,576)	–	(11,306,576)
Total shareholders' deficit	(1,003,470)	(201,603)	(801,867)

Total liabilities and shareholders' deficit	$1,473,205	$1,465,558	$7,647

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Magellan Gold Corp.

Pro Forma Statement of Operations

For the nine months ended September 30, 2019

(Unaudited)

	Magellan Gold Corp	Pro Forma Adjustments	Pro Forma

Revenue, net	$32,500	$32,500	$–

Operating costs and expenses:
Cost of sales	264,174	264,174	–
Exploration costs	10,000	–	10,000
General and administrative expenses	838,830	59,771	779,059
Depreciation and amortization	91,740	91,740	–

Total operating costs and expenses	1,204,744	415,685	789,059

Operating loss	(1,172,244)	(383,185)	(789,059)

Other income (expense)
Interest expense	(287,012)	–	(287,012)
Foreign currency exchange gain (loss)	(1,939)	(1,939)	–
Loss on extinguishment of debt	(3,151,314)	–	(3,151,314)
Unrealized gain (loss) on available-for-sale securities	12,457	–	12,457

Total other income (expense)	(3,427,808)	(1,939)	(3,425,869)

Net loss	(4,600,052)	(385,124)	(4,214,928)

Other comprehensive income
Foreign currency translation	(10,420)	–	(10,420)

Net comprehensive loss	$(4,610,472)	$(385,124)	$(4,225,348)

Net loss per common share
Basic	$(1.31)		$(1.20)
Diluted	$(1.31)		$(1.20)

Weighted Average Shares Outstanding
Basic	3,519,308		3,519,308
Diluted	3,519,308		3,519,308

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Magellan Gold Corp.

Pro Forma Statement of Operations

For the year ended December 31, 2018

(unaudited)

	Magellan Gold Corp	Pro Forma Adjustments	Pro Forma

Revenue, net	$123,955	$123,955	$–

Operating costs and expenses:
Cost of sales	437,711	437,711	–
Exploration costs	20,035	–	20,035
General and administrative expenses	886,770	223,608	663,162
Depreciation and amortization	118,822	118,822	–
Impairment loss	323,200	–	323,200

Total operating costs and expenses	1,786,538	780,141	1,006,397

Net operating loss	(1,662,583)	(656,186)	(1,006,397)

Other Income (Expense)
Interest expense	(718,583)	–	(718,583)
Foreign currency exchange gain (loss)	3,128	3,128	–
Loss on extinguishment of debt	(73,250)	–	(73,250)
Unrealized gain (loss) on available-for-sale securities	(38,923)	–	(38,923)
Other expenses	(48,644)	(48,644)	–
Gain on change in derivative liability	224,529	–	224,529

Total other income (expense)	(651,743)	(45,516)	(606,227)

Net loss	(2,314,326)	(701,702)	(1,612,624)

Deemed Dividend	(323,792)	–	(323,792)

Net loss attributable to shareholders	$(2,638,118)	$(701,702)	$(1,936,416)

Net loss	(2,314,326)	(701,702)	(1,612,624)

Other comprehensive loss
Foreign currency translation	(29,806)	(29,806)	–

Net comprehensive loss	$(2,344,132)	$(731,508)	$(1,612,624)

Net loss per common share
Basic	$(1.10)		$(0.81)
Diluted	$(1.10)		$(0.81)

Weighted Average Shares Outstanding
Basic	2,388,807		2,388,807
Diluted	2,388,807		2,388,807

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(d)	Exhibits

Item	Title

10.1	Agreement to Accept Collateral in Full Satisfaction of Obligations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: May 7, 2020	By: /s/ John C. Power Chief Financial Officer

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